James Alpha Funds Trust d/b/a EASTERLY FUNDS TRUST

FUND	Class A	Investor Class	Class I
Easterly ROCMuni High Income Municipal Bond Fund (the “Fund”)	RMJAX	RMHVX	RMHIX

Supplement dated March 9, 2026 to the Prospectus and Statement of Additional Information (“SAI”) of the Fund, each dated March 9, 2026.

This Supplement updates and supersedes any contrary information contained in the Prospectus and SAI.

As previously disclosed to shareholders, the Board of Trustees (“Board”) of the James Alpha Funds Trust d/b/a Easterly Funds Trust (the “Trust”), based on information provided by Easterly Investment Partners LLC (“Easterly”), has approved a Plan of Liquidation and Dissolution (“Plan”) for the Easterly ROCMuni High Income Municipal Bond Fund, a series of the Trust.

Pursuant to the Plan, Easterly will convert the Fund’s remaining assets into cash or cash equivalents and thereafter the Fund will distribute pro rata to shareholders all of its existing assets, except for cash or other assets necessary to discharge any unpaid liabilities and obligations of the Fund and provide for any contingent liabilities of the Fund that are reasonably deemed to exist (the “Liquidation”).

The Fund currently holds certain illiquid investments, which Easterly will seek to dispose of in an orderly manner. Easterly cannot currently predict how long it will take to accomplish the disposition of these assets. In addition, the Fund is a named defendant in a putative class action lawsuit, creating a contingent liability of the Fund. It is not currently possible to predict when the Fund will be able to resolve or provide for this contingent liability in order to begin liquidating distributions to shareholders.

Subject to the above, the Fund may make more than one distribution to shareholders as illiquid assets are converted to cash or cash equivalents and the Fund’s contingent and other liabilities are paid or provided for. Any liquidating distribution due to Fund shareholders will be sent to a Fund shareholder’s address of record.

The Fund no longer offers its shares for sale to the public and will not engage in any activity except winding up its affairs and distributing to shareholders the proceeds from the Liquidation. Easterly will continue to serve as adviser and facilitate the Liquidation but will not charge the Fund any management fees. As a result of the intent to liquidate the Fund, the Fund will deviate from its stated investment strategies and policies and will no longer pursue its stated investment objective. If the Fund cannot meet the Subchapter M qualifications as it liquidates, then for any taxable period in which the Fund does not qualify under the Subchapter M requirements, the Fund would be taxed as a corporation on any income or gain.

Shareholders may contact Easterly at (315) 217-6868 with questions about the status of the Liquidation. Shareholders should contact the Fund’s Transfer Agent at c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, OH 45246 or by calling (833) 999-2636 with any updates to their shareholder account information.

***

You should read this Supplement in conjunction with the Fund’s Prospectus and SAI. Please retain this Supplement for future reference.